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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported: OCTOBER 21, 2004


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                          1-10235                     36-3555336
   (State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer
    incorporation or organization)                                       Identification No.)



                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On October 21, 2004, IDEX Corporation issued a press release announcing financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.





ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         99.1     Press release dated October 21, 2004








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IDEX CORPORATION

                                   /s/ Dominic A. Romeo
                                   ---------------------------
                                   Dominic A. Romeo
                                   Vice President and Chief Financial Officer


October 21, 2004







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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1        Third quarter 2004 earnings release dated October 21, 2004